UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

 _________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

Delaware	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Battery Street

San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2026, Levi Strauss & Co. (the “Company”) announced the appointment of John Vandemore as the Company’s Executive Vice President, Chief Financial Officer, effective November 1, 2026 (the “Effective Date”).

Mr. Vandemore, 53, most recently served as Chief Financial Officer of Skechers U.S.A., Inc., a global casual footwear company, beginning in November 2017. Previously, he served as Executive Vice President, Divisional Chief Financial Officer of Mattel, a global toy and entertainment company, from September 2015 until October 2017. Prior to that, he served in various roles at International Game Technology, The Walt Disney Company, AlixPartners, Goldman Sachs and PricewaterhouseCoopers. Mr. Vandemore is a member of the board of directors of Inspired Entertainment, Inc. Mr. Vandemore earned a Bachelor of Business Administration degree with a major in Accountancy from the University of Notre Dame and a Master of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

Mr. Vandemore’s employment is expected to commence on the Effective Date and may be terminated at-will by either party, with or without notice. Mr. Vandemore will receive a base salary of $1,350,000 per year, participate in the Company’s Annual Incentive Plan with an initial target bonus of 110% of his base salary, and will be eligible to participate in the benefit and perquisite programs (including relocation policy) available to Company executives. He will be eligible to receive annual equity grants beginning in 2027, which grants are expected to have an aggregate target grant date fair value of $4,250,000 and consist of (a) restricted stock units (“RSUs”) subject to four-year ratable vesting with a value of $1,062,500, (b) performance-based RSUs subject to successful achievement of Company three-year overlapping performance goals following approval by the Board of Directors of the Company of results against the goals with a target value of $2,125,000 and (c) stock appreciation rights (“SARs”) subject to a four-year ratable vesting with a value of $1,062,500. Mr. Vandemore will also receive a one-time sign-on award (the “Sign-On Award”) designed to replace the cash incentive and equity awards that Mr. Vandemore forfeited from his prior employer, comprised of (a) a cash incentive of $4,000,000 that pays 50% on the Effective Date and 50% on the six-month anniversary of the Effective Date (the “Sign-On Cash Incentive”), (b) a RSU grant with a value of $5,500,000 that vests 50% on the first anniversary of grant and 25% on each of the second and third anniversaries of grant (the “Sign-On RSU Award”), and (c) a SAR grant with a value of $5,500,000 that vests 50% on the first anniversary of grant and 25% on each of the second and third anniversaries of grant (the “Sign-On SAR Award,” and together with the Sign-On RSU Award, the “Sign-On Equity Award”). Vesting and payment of the Sign-On Award is subject to his continued employment, and to an obligation to repay or return all or part of the Sign-On Cash Incentive in certain circumstances including certain separations from service. In the event that Mr. Vandemore experiences a termination of employment without cause, the Sign-On Cash Incentive will vest and be paid in full, and in the event Mr. Vandemore experiences a termination of employment that would entitle him to severance under the Senior Executive Severance Plan, the Sign-On Equity Award will continue to vest as if he had remained employed through the final vesting date. Any equity grants will be granted under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) and subject to the terms of the 2019 Plan, the applicable award agreements and the Company’s Senior Executive Severance Plan. Mr. Vandemore will be generally entitled to receive the benefits provided by the Company’s Senior Executive Severance Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Vandemore’s offer letter and the award agreements applicable to Mr. Vandemore’s Sign-On Award, copies of which will be filed with the Company’s Annual Report on Form 10-K for the year ending November 29, 2026, and the 2019 Plan, current forms of award agreements and the Senior Executive Severance Plan, which have previously been filed as exhibits to the Company’s filings with the Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Vandemore and any other persons pursuant to which he was appointed as the Company’s Executive Vice President and Chief Financial Officer. There is no family relationship between Mr. Vandemore and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Vandemore that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01     Regulation FD Disclosure

The Company issued the release attached hereto as Exhibit 99.1 with respect to the matters set forth in Item 5.02 above. The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01     Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release announcing the appointment of John Vandemore as Levi’s Chief Financial Officer.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	September 30, 2026	By:	/s/ David Jedrzejek
		Name:	David Jedrzejek
		Title:	Senior Vice President and General Counsel